UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/23

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Large Cap Equity Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Large Cap Equity Fund

SEMI-ANNUAL REPORT June 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through June 30, 2023, as provided by Don Sauber, primary portfolio manager

Market and Fund Performance Overview

For the six-month period ended June 30, 2023, BNY Mellon Large Cap Equity Fund’s (the “fund”) Class A shares produced a total return of 10.51%, Class C shares returned 10.09%, Class I shares returned 10.64% and Class Y shares returned 10.64%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 16.88% for the same period.2

U.S. stocks gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The fund underperformed the Index largely due to a lack of exposure to the mega-cap, technology-related names that led the market’s advance.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies. The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase (however, such companies generally will have market capitalizations of at least $100 million at the time of purchase). The fund invests primarily in equity securities of U.S. issuers but may invest without limitation in equity securities of foreign issuers, including those in emerging-market countries.

The fund invests primarily in large, established companies that the portfolio manager believes have proven track records and the potential for superior, relative earnings growth. The investment process begins with a top-down assessment of broad economic, political and social trends, and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio managers believe offer one or more of the following characteristics: earnings power unrecognized by the market; sustainable revenue and cash flow growth; positive operational and/or financial catalysts; attractive relative value versus history and peers; and strong or improving financial condition.

Equities Advance Despite Macroeconomic Concerns

Market sentiment proved volatile but positive during the reporting period, with hopes for continued economic growth outweighing concerns regarding persistently high levels of inflation and the impact of Fed rate hikes designed to curb inflation. In January 2023, as the period began, inflation averaged 6.41% on an annualized basis, down from the 9.06% peak set in June 2022 but well above the Fed target of 2%. On February 1, the Fed raised the benchmark federal funds rate from a range of 4.25%–4.50% to a range of 4.50%–4.75%, up from near zero ten months earlier. During the reporting period, the Fed raised rates two more times, totaling an additional 0.50%, while inflation steadily eased to 2.97% as of June 2023. Although U.S. economic growth and corporate profits showed signs of moderating during this time, indications generally remained positive, supported by robust consumer spending, rising wages and low levels of unemployment. These encouraging economic trends lessened concerns that rising rates might tip the economy into a sharp recession. Accordingly, while equity markets frequently dipped or spiked in response to the economic news of the day, stocks trended higher on balance, led by soaring mega-cap, growth-oriented issues in the information technology sector. Energy and value-oriented sectors lagged by a wide margin, with energy, utilities and communication services producing significantly negative returns.

Other factors aside from inflation and interest rates also played a role in market behavior during the period. A small number of high-profile, regional bank failures in the United States in March and April 2023 raised fears of possible wider banking industry contagion and future credit constraints. However, stocks remained in positive territory despite a steep decline in early March. Swift action from federal authorities and major banks eased investors’ concerns, enabling markets to gain additional ground in the closing months of the period. Nevertheless, financial stocks continued to lag the broader market. More positively, the reopening of the Chinese economy after lengthy COVID-19-related shutdowns generally bolstered confidence, particularly as renewed Chinese activity did not appear to cause inflation to accelerate. However, Chinese economic growth continued to falter despite the reopening.

Stock Selection Detracts from Relative Returns

Performance relative to the Index suffered largely due to the fund’s underweight exposure to a few of the relatively small number of mega-cap, technology-related stocks that drove the Index’s gains, most notably consumer electronics maker Apple, Inc., enterprise software company Microsoft Corp. and graphics-related semiconductor manufacturer NVIDIA Corp. Even before the period began, we believed that valuations of all three appeared stretched, and all three seemed vulnerable to rising interest rates. Similarly, in the consumer discretionary sector, the fund avoided high-flying stock in electric vehicle (“EV”) manufacturer Tesla, Inc., which we also deemed overpriced, particularly in view of increasing competition in the EV space. In communication services, underweight exposure to another mega-cap growth name, Alphabet, Inc. detracted from relative performance, as did exposure to wireless communications company T-Mobile US Inc., which experienced disappointing top-line growth. Finally, in materials, overweight exposure to aluminum producer Alcoa undermined relative returns due to concerns regarding end-user demand for aluminum from the aerospace industry.

On the other hand, positions in several other sectors contributed positively to the fund’s relative performance. In health care, lack of exposure to pharmaceutical company Pfizer enhanced returns, as the company’s shares declined due to waning COVID-19 vaccine demand and other product-related headwinds. In utilities, real estate and financials, underweight exposure to several underperforming subsectors and individual names bolstered relative performance as well.

Defensively Positioned with a Focus on High-Quality Companies

As of the end of the reporting period, we anticipate further market volatility as the Fed struggles to constrain inflationary pressures, with the possibility of a recession still on the horizon. While many companies have effectively controlled costs and continued to report

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

reasonably strong earnings despite those pressures, we expect businesses to face increasing difficulties in meeting financial expectations if economic growth slows further. While equity markets may continue to discount the likelihood of a soft economic landing, leading to further gains, we believe market breadth is likely to broaden and recent mega-cap market leaders to underperform as their valuations return to historical norms. The fund is well positioned for this environment, with significantly underweight exposure to the information technology sector and modestly overweight exposure to more defensive names in health care, financials and energy.

July 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Equity Fund from January 1, 2023 to June 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.22	$9.12	$3.92	$3.92
Ending value (after expenses)	$1,105.10	$1,100.90	$1,106.40	$1,106.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.01	$8.75	$3.76	$3.76
Ending value (after expenses)	$1,019.84	$1,016.12	$1,021.08	$1,021.08
†

Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class A, 1.75% for Class C, .75% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.5%
Banks - 3.2%
Bank of America Corp.	131,400		3,769,866
JPMorgan Chase & Co.	59,003		8,581,396
Truist Financial Corp.	94,698		2,874,084
			15,225,346
Capital Goods - 9.1%
Deere & Co.	21,201		8,590,433
Eaton Corp. PLC	46,283		9,307,511
Honeywell International, Inc.	27,686		5,744,845
Illinois Tool Works, Inc.	28,218		7,059,015
Raytheon Technologies Corp.	44,098		4,319,840
The Boeing Company	23,621	[a]	4,987,810
Trane Technologies PLC	21,118		4,039,029
			44,048,483
Consumer Discretionary Distribution - 3.9%
Amazon.com, Inc.	73,572	[a]	9,590,846
Genuine Parts Co.	15,649		2,648,280
The Home Depot, Inc.	21,767		6,761,701
			19,000,827
Consumer Durables & Apparel - 2.0%
D.R. Horton, Inc.	32,347		3,936,306
NIKE, Inc., Cl. B	52,892		5,837,690
			9,773,996
Consumer Services - 2.9%
Las Vegas Sands Corp.	136,280	[a]	7,904,240
McDonald's Corp.	19,949		5,952,981
			13,857,221
Consumer Staples Distribution - 2.1%
Costco Wholesale Corp.	12,258		6,599,462
Target Corp.	26,821		3,537,690
			10,137,152
Energy - 6.1%
Baker Hughes Co.	98,276		3,106,504
Devon Energy Corp.	107,777		5,209,940
Enbridge, Inc.	111,881		4,156,379
Exxon Mobil Corp.	120,931		12,969,850
Southwestern Energy Co.	642,000	[a]	3,858,420
			29,301,093
Equity Real Estate Investment - 1.7%
American Tower Corp.	16,187	[b]	3,139,307
Equinix, Inc.	3,502	[b]	2,745,358

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Equity Real Estate Investment - 1.7% (continued)
Prologis, Inc.	19,316	[b]	2,368,721
			8,253,386
Financial Services - 8.7%
Ameriprise Financial, Inc.	19,835		6,588,394
CME Group, Inc.	31,218		5,784,383
Mastercard, Inc., Cl. A	39,693		15,611,257
S&P Global, Inc.	13,126		5,262,082
Synchrony Financial	116,103		3,938,214
Voya Financial, Inc.	66,208		4,747,776
			41,932,106
Food, Beverage & Tobacco - 1.8%
The Coca-Cola Company	143,736		8,655,782
Health Care Equipment & Services - 7.4%
Abbott Laboratories	64,340		7,014,347
Boston Scientific Corp.	148,332	[a]	8,023,278
Elevance Health, Inc.	9,414		4,182,546
Humana, Inc.	5,787		2,587,541
Stryker Corp.	17,573		5,361,347
The Cigna Group	7,521		2,110,393
UnitedHealth Group, Inc.	12,910		6,205,062
			35,484,514
Household & Personal Products - 2.6%
The Estee Lauder Companies, Inc., Cl. A	23,315		4,578,600
The Procter & Gamble Company	53,178		8,069,230
			12,647,830
Insurance - 2.3%
American International Group, Inc.	115,693		6,656,975
The Allstate Corp.	39,856		4,345,898
			11,002,873
Materials - 2.1%
Alcoa Corp.	95,287		3,233,088
Martin Marietta Materials, Inc.	8,196		3,784,011
Olin Corp.	59,804		3,073,328
			10,090,427
Media & Entertainment - 6.4%
Alphabet, Inc., Cl. A	128,713	[a]	15,406,946
Charter Communications, Inc., Cl. A	8,965	[a]	3,293,472
Meta Platforms, Inc., Cl. A	41,787	[a]	11,992,033
			30,692,451
Pharmaceuticals, Biotechnology & Life Sciences - 7.4%
AbbVie, Inc.	45,396		6,116,203
Eli Lilly & Co.	23,877		11,197,835
Merck & Co., Inc.	81,467		9,400,477

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 7.4% (continued)
Regeneron Pharmaceuticals, Inc.	5,910	[a]	4,246,571
Thermo Fisher Scientific, Inc.	9,146		4,771,926
			35,733,012
Semiconductors & Semiconductor Equipment - 11.1%
Advanced Micro Devices, Inc.	34,947	[a]	3,980,813
Broadcom, Inc.	15,422		13,377,506
KLA Corp.	11,466		5,561,239
Microchip Technology, Inc.	32,657		2,925,741
Micron Technology, Inc.	156,813		9,896,468
NVIDIA Corp.	15,316		6,478,974
Qualcomm, Inc.	35,280		4,199,731
Texas Instruments, Inc.	39,087		7,036,442
			53,456,914
Software & Services - 8.3%
Accenture PLC, Cl. A	8,557		2,640,519
Microsoft Corp.	69,268		23,588,525
Oracle Corp.	91,933		10,948,301
Salesforce, Inc.	14,176	[a]	2,994,822
			40,172,167
Technology Hardware & Equipment - 5.2%
Amphenol Corp., Cl. A	74,166		6,300,402
Apple, Inc.	68,130		13,215,176
CDW Corp.	11,301		2,073,734
Corning, Inc.	95,591		3,349,509
			24,938,821
Telecommunication Services - 2.1%
AT&T, Inc.	200,175		3,192,791
T-Mobile US, Inc.	50,462	[a]	7,009,172
			10,201,963
Transportation - .4%
CSX Corp.	64,659		2,204,872
Utilities - 2.7%
Exelon Corp.	96,631		3,936,747
NextEra Energy, Inc.	74,246		5,509,053
Public Service Enterprise Group, Inc.	53,749		3,365,225
			12,811,025
Total Common Stocks (cost $322,673,531)			479,622,261

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,472,837)	5.17	2,472,837	[c]	2,472,837
Total Investments (cost $325,146,368)		100.0%		482,095,098
Liabilities, Less Cash and Receivables		(.0%)		(54,781)
Net Assets		100.0%		482,040,317

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	24.6
Health Care	14.8
Financials	14.1
Industrials	9.6
Consumer Discretionary	8.8
Communication Services	8.5
Consumer Staples	6.5
Energy	6.1
Utilities	2.7
Materials	2.1
Real Estate	1.7
Investment Companies	.5
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .5%	166,110	61,315,711	(59,008,984)	2,472,837	34,231
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	5,246,434	6,162,835	(11,409,269)	-	2,004	††
Total - .5%	5,412,544	67,478,546	(70,418,253)	2,472,837	36,235

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	322,673,531	479,622,261
Affiliated issuers	2,472,837	2,472,837
Dividends and securities lending income receivable		330,390
Receivable for shares of Common Stock subscribed		126,699
Prepaid expenses		31,262
		482,583,449
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		292,767
Payable for shares of Common Stock redeemed		200,913
Directors’ fees and expenses payable		2,562
Interest payable—Note 2		1,916
Other accrued expenses		44,974
		543,132
Net Assets ($)		482,040,317
Composition of Net Assets ($):
Paid-in capital		279,092,099
Total distributable earnings (loss)		202,948,218
Net Assets ($)		482,040,317

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	17,720,308	370,793	75,277,211	388,672,005
Shares Outstanding	957,329	20,203	3,694,669	19,137,937
Net Asset Value Per Share ($)	18.51	18.35	20.37	20.31

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $25,262 foreign taxes withheld at source):
Unaffiliated issuers	4,505,124
Affiliated issuers	34,231
Income from securities lending—Note 1(c)	2,004
Total Income	4,541,359
Expenses:
Management fee—Note 3(a)	1,779,903
Professional fees	49,421
Shareholder servicing costs—Note 3(c)	42,857
Registration fees	31,029
Directors’ fees and expenses—Note 3(d)	20,492
Chief Compliance Officer fees—Note 3(c)	14,175
Custodian fees—Note 3(c)	11,754
Interest expense—Note 2	11,390
Prospectus and shareholders’ reports	9,521
Loan commitment fees—Note 2	5,122
Distribution fees—Note 3(b)	1,350
Miscellaneous	11,693
Total Expenses	1,988,707
Less—reduction in expenses due to undertaking—Note 3(a)	(41,925)
Less—reduction in fees due to earnings credits—Note 3(c)	(5,980)
Net Expenses	1,940,802
Net Investment Income	2,600,557
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	46,055,467
Net change in unrealized appreciation (depreciation) on investments	1,683,410
Net Realized and Unrealized Gain (Loss) on Investments	47,738,877
Net Increase in Net Assets Resulting from Operations	50,339,434

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations ($):
Net investment income	2,600,557	6,516,471
Net realized gain (loss) on investments	46,055,467	67,872,417
Net change in unrealized appreciation (depreciation) on investments	1,683,410	(284,958,208)
Net Increase (Decrease) in Net Assets Resulting from Operations	50,339,434	(210,569,320)
Distributions ($):
Distributions to shareholders:
Class A	(1,214,885)	(2,712,484)
Class C	(24,524)	(80,985)
Class I	(4,801,371)	(10,380,369)
Class Y	(28,252,716)	(73,716,639)
Total Distributions	(34,293,496)	(86,890,477)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	741,196	2,247,415
Class C	2,307	34,275
Class I	3,066,926	16,660,884
Class Y	6,215,858	65,197,561
Distributions reinvested:
Class A	1,113,158	2,448,008
Class C	24,524	80,985
Class I	4,460,568	9,654,967
Class Y	13,123,677	33,750,882
Cost of shares redeemed:
Class A	(1,538,695)	(7,130,896)
Class C	(36,466)	(652,748)
Class I	(8,627,497)	(23,125,769)
Class Y	(100,189,985)	(175,587,797)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(81,644,429)	(76,422,233)
Total Increase (Decrease) in Net Assets	(65,598,491)	(373,882,030)
Net Assets ($):
Beginning of Period	547,638,808	921,520,838
End of Period	482,040,317	547,638,808

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	40,065	107,621
Shares issued for distributions reinvested	65,059	117,111
Shares redeemed	(85,788)	(339,278)
Net Increase (Decrease) in Shares Outstanding	19,336	(114,546)
Class Cb
Shares sold	129	1,613
Shares issued for distributions reinvested	1,443	3,714
Shares redeemed	(2,054)	(30,646)
Net Increase (Decrease) in Shares Outstanding	(482)	(25,319)
Class Ia
Shares sold	156,238	699,688
Shares issued for distributions reinvested	237,012	428,735
Shares redeemed	(440,753)	(1,007,698)
Net Increase (Decrease) in Shares Outstanding	(47,503)	120,725
Class Ya
Shares sold	313,387	2,686,752
Shares issued for distributions reinvested	699,556	1,468,112
Shares redeemed	(5,101,287)	(7,924,162)
Net Increase (Decrease) in Shares Outstanding	(4,088,344)	(3,769,298)

[a]

During the period ended June 30, 2023, 135,709 Class Y shares representing $2,660,401 were exchanged for 135,292 Class I shares. During the period ended December 31, 2022, 661 Class I shares representing $13,175 were exchanged for 721 Class A shares and 584,845 Class Y shares representing $13,626,748 were exchanged for 583,409 Class I shares.

[b]

During the period ended June 30, 2023, 310 Class C shares representing $5,601 were automatically converted to 308 Class A shares and during the period ended December 31, 2022, 6,000 Class C shares representing $128,106 were automatically converted to 5,961 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2023	Year Ended December 31,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	18.02	26.96	24.31	20.60	16.72	20.43
Investment Operations:
Net investment income[a]	.07	.14	.06	.10	.12	.08
Net realized and unrealized gain (loss) on investments	1.72	(6.25)	6.43	4.51	4.73	(1.20)
Total from Investment Operations	1.79	(6.11)	6.49	4.61	4.85	(1.12)
Distributions:
Dividends from net investment income	-	(.14)	(.05)	(.14)	(.14)	(.08)
Dividends from net realized gain on investments	(1.30)	(2.69)	(3.79)	(.76)	(.83)	(2.51)
Total Distributions	(1.30)	(2.83)	(3.84)	(.90)	(.97)	(2.59)
Net asset value, end of period	18.51	18.02	26.96	24.31	20.60	16.72
Total Return (%)[b]	10.51[c]	(23.70)	27.39	23.38	29.30	(5.78)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09[d]	1.06	1.03	1.07	1.09	1.08
Ratio of net expenses to average net assets	1.00[d]	1.03	1.03	1.07	1.09	1.08
Ratio of net investment income to average net assets	.78[d]	.64	.21	.50	.64	.39
Portfolio Turnover Rate	19.37[c]	61.24	35.32	30.72	50.52	56.74
Net Assets, end of period ($ x 1,000)	17,720	16,904	28,372	23,680	4,769	3,866

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2023	Year Ended December 31,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	17.94	26.87	24.39	20.73	16.85	20.66
Investment Operations:
Net investment income (loss)[a]	.00[b]	(.05)	(.16)	(.07)	(.03)	(.09)
Net realized and unrealized gain (loss) on investments	1.71	(6.19)	6.43	4.51	4.74	(1.21)
Total from Investment Operations	1.71	(6.24)	6.27	4.44	4.71	(1.30)
Distributions:
Dividends from net investment income	-	-	-	(.02)	-	-
Dividends from net realized gain on investments	(1.30)	(2.69)	(3.79)	(.76)	(.83)	(2.51)
Total Distributions	(1.30)	(2.69)	(3.79)	(.78)	(.83)	(2.51)
Net asset value, end of period	18.35	17.94	26.87	24.39	20.73	16.85
Total Return (%)[c]	10.09[d]	(24.29)	26.38	22.41	28.30	(6.65)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.13[e]	1.93	1.83	1.96	2.11	2.05
Ratio of net expenses to average net assets	1.75[e]	1.82	1.83	1.90	1.90	1.90
Ratio of net investment income (loss) to average net assets	.03[e]	(.25)	(.58)	(.34)	(.18)	(.42)
Portfolio Turnover Rate	19.37[d]	61.24	35.32	30.72	50.52	56.74
Net Assets, end of period ($ x 1,000)	371	371	1,236	1,435	248	212

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

	Six Months Ended
	June 30, 2023	Year Ended December 31,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	19.71	29.19	26.05	21.96	17.78	21.57
Investment Operations:
Net investment income[a]	.10	.21	.14	.18	.19	.16
Net realized and unrealized gain (loss) on investments	1.89	(6.79)	6.92	4.84	5.03	(1.29)
Total from Investment Operations	1.99	(6.58)	7.06	5.02	5.22	(1.13)
Distributions:
Dividends from net investment income	(.03)	(.21)	(.13)	(.17)	(.21)	(.15)
Dividends from net realized gain on investments	(1.30)	(2.69)	(3.79)	(.76)	(.83)	(2.51)
Total Distributions	(1.33)	(2.90)	(3.92)	(.93)	(1.04)	(2.66)
Net asset value, end of period	20.37	19.71	29.19	26.05	21.96	17.78
Total Return (%)	10.64[b]	(23.50)	27.76	23.83	29.66	(5.54)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79[c]	.77	.76	.78	.78	.78
Ratio of net expenses to average net assets	.75[c]	.76	.76	.78	.78	.78
Ratio of net investment income to average net assets	1.03[c]	.92	.49	.83	.95	.71
Portfolio Turnover Rate	19.37[b]	61.24	35.32	30.72	50.52	56.74
Net Assets, end of period ($ x 1,000)	75,277	73,773	105,705	88,881	57,581	48,988

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2023	Year Ended December 31,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	19.66	29.12	26.01	21.94	17.76	21.56
Investment Operations:
Net investment income[a]	.10	.21	.15	.19	.20	.16
Net realized and unrealized gain (loss) on investments	1.88	(6.76)	6.89	4.82	5.03	(1.29)
Total from Investment Operations	1.98	(6.55)	7.04	5.01	5.23	(1.13)
Distributions:
Dividends from net investment income	(.03)	(.22)	(.14)	(.18)	(.22)	(.16)
Dividends from net realized gain on investments	(1.30)	(2.69)	(3.79)	(.76)	(.83)	(2.51)
Total Distributions	(1.33)	(2.91)	(3.93)	(.94)	(1.05)	(2.67)
Net asset value, end of period	20.31	19.66	29.12	26.01	21.94	17.76
Total Return (%)	10.64[b]	(23.45)	27.73	23.83	29.78	(5.55)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.77[c]	.75	.74	.75	.75	.74
Ratio of net expenses to average net assets	.75[c]	.75	.74	.75	.75	.74
Ratio of net investment income to average net assets	1.03[c]	.92	.51	.86	.98	.73
Portfolio Turnover Rate	19.37[b]	61.24	35.32	30.72	50.52	56.74
Net Assets, end of period ($ x 1,000)	388,672	456,591	786,208	736,787	587,949	497,063

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	479,622,261	-	-	479,622,261
Investment Companies	2,472,837	-	-	2,472,837

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2023, BNY Mellon earned $273 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the fund did not incur any interest or penalties.

Each tax year in three-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was as follows: ordinary income $6,075,231 and long-term capital gains $80,815,246. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2―Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended June 30, 2023, the fund was charged $11,390 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2023 was approximately $401,657 with a related weighted average annualized interest rate of 5.72%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed from January 1, 2023 through May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the value of the fund’s average daily net assets. On or after May 1, 2024, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $41,925 during the period ended June 30, 2023.

During the period ended June 30, 2023, the Distributor retained $64 from commissions earned on sales of the fund’s Class A shares.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended June 30, 2023, Class C shares were charged $1,350 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2023, Class A and Class C shares were charged $21,364 and $450, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2023, the fund was charged $9,777 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $5,980.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2023, the fund was charged $11,754 pursuant to the custody agreement.

During the period ended June 30, 2023, the fund was charged $14,175 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $275,954, Distribution Plan fees of $224, Shareholder Services Plan fees of $3,652, Custodian fees of $12,986, Chief Compliance Officer fees of $7,866 and Transfer Agent fees of $5,198, which are offset against an expense reimbursement currently in effect in the amount of $13,113.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4―Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2023, amounted to $98,538,979 and $212,591,938, respectively.

At June 30, 2023, accumulated net unrealized appreciation on investments was $156,948,730, consisting of $167,135,734 gross unrealized appreciation and $10,187,004 gross unrealized depreciation.

At June 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On July 25, 2023, the Board approved a sub-investment advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Newton Investment Management North America, LLC “NIMNA” on behalf of the fund. The Sub-Advisory Agreement is subject to shareholder approval at a meeting of shareholders to be held on October 12, 2023. If approved, there will be no increase in the management fee payable by the fund to the Adviser in connection with the implementation of the Sub-Advisory Agreement and the sub-advisory fee payable to NIMNA will be payable by the Adviser and not the fund. The Board also approved the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

implementation of a “manager of managers” investment approach whereby the Adviser, subject to certain conditions, would be able to hire and replace sub-advisers to the fund without obtaining shareholder approval. The implementation of the manager of managers arrangement is subject to shareholder approval at a meeting of shareholders to be held on October 12, 2023. The fund has no current intention of proposing additional sub-advisers but is seeking the flexibility to do so in the future, without the need to obtain shareholder approval. If fund shareholders approve the Sub-Advisory Agreement and manager of managers arrangement, the changes would be effective on or about October 23, 2023.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 14-15, 2023, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional large-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional large-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional large-cap core funds, excluding outliers (the “Expense Universe”), the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the ten-year period when the fund’s total return performance was above the Performance Universe median. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2024, to waive receipt of its fee and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio managers that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board determined to continue to monitor the fund’s performance.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

For More Information

BNY Mellon Large Cap Equity Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DLQAX Class C: DEYCX Class I: DLQIX Class Y: DLACX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6535SA0623

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 21, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: August 21, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)